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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                               ---------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): November 18, 2002



                        LITHIUM TECHNOLOGY CORPORATION
              (Exact Name of Registrant as Specified in Charter)

     Delaware                            1-10446                13-3411148
--------------------------------       -----------          ------------------
(State or Other Jurisdiction of        (Commission            (IRS Employer
Incorporation or Organization)         File Number)        Identification No.)

       5115 Campus Drive, Plymouth Meeting, PA                   19462
       ---------------------------------------                  ---------
       (Address of Principal Executive Offices)                 (Zip Code)


      Registrant's telephone number, including area code: (610) 940-6090
                                                          --------------


            ------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)







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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) The independent accountants, Deloitte & Touche, LLP, who audited our financial statements for each of the fiscal years ended from December 31, 1997 through 2001, and who were engaged by us to perform reviews of interim financial information for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002, were dismissed by a vote of our Board of Directors, effective November 18, 2002.

         The reports of Deloitte & Touche, LLP on the financial statements for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles except that (i) insofar as the opinions related to amounts included in periods through December 31, 1996, the opinions were based solely on the report of prior auditors and (ii) the financial statements for the fiscal years ended December 31, 2000 and 2001 contained opinions modified to include an explanatory paragraph related to uncertainties regarding our ability to continue as a going concern.

         Prior to the dismissal of Deloitte & Touche, LLP, there were no disagreements between us and Deloitte & Touche, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche, LLP would have caused Deloitte & Touche, LLP to make reference to the subject matter of the disagreement in connection with its report.

(b) Our Board of Directors has approved the appointment of PricewaterhouseCoopers LLP to serve as our independent accountants. PricewaterhouseCoopers Accountants N.V., The Netherlands, is the auditor for Arch Hill Capital N.V., The Hague, The Netherlands, which is now a controlling investor in LTC as a result of a Share Exchange transaction that closed on October 4, 2002. The engagement of PricewaterhouseCoopers LLP will permit utilizing one accounting firm in both Europe and the U.S. PricewaterhouseCoopers LLP was not consulted concerning the application of accounting principals to any specific or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor was a written report provided to us nor oral advice given by the new accountant that was an important factor which we considered in reaching a decision as to any accounting, auditing or financial reporting issue.

ITEM 5.  OTHER EVENTS.

         Effective November 18, 2002, William D. Walker resigned as our Chief Financial Officer. We have retained Mr. Walker as a consultant to provide services to us in connection with our financial reporting and related matters. Effective November 18, 2002, Ralf Tolksdorf has been appointed as our new Chief Financial Officer. Ralf Tolksdorf is the Chief Financial Officer of GAIA Akkumulatorenwerke GmbH, Germany ("GAIA"). GAIA Holding B.V., with its legal seat in The Hague, The Netherlands, is the 100% beneficial owner of GAIA. We have a 60% ownership interest in GAIA Holding B.V. Also effective November 18, 2002, Mr. Walker resigned as a director of GAIA Holding B.V.

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EXHIBITS

         16.1 Letter from Deloitte & Touche, LLP regarding change of certifying accountant.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 25, 2002        LITHIUM TECHNOLOGY CORPORATION

                                   By: /s/ David J. Cade
                                       ---------------------------------------
                                          David J. Cade
                                          Chairman and Chief Executive Officer






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